SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectuses.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectuses.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■	Portfolio Manager for the Quantitative Group: New York.
■	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
■	BSE, Princeton University.

Please Retain This Supplement for Future Reference

December 6, 2018
PROSTKR-1101